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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the each of the undersigned officers and directors of CSX CORPORATION, a Virginia corporation (the "Corporation"), hereby constitutes and appoints Ellen M. Fitzsimmons, Alan A. Rudnick, Peter J. Shudtz and Gregory R. Weber, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign and file a registration statement with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), registering securities of the Corporation which may be issued pursuant to the Corporation's 1987 Long-Term Performance Stock Plan, with power to sign and file any amendment or amendments, including post-effective amendments thereto, with all exhibits thereto and any and all other documents in connection with therewith, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitutes or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 9th day of December, 1998.



   /s/ John W. Snow                               /s/ John R. Hall
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       John W. Snow                                   John R. Hall


   /s/ Paul R. Goodwin                            /s/ E. Bradley Jones
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       Paul R. Goodwin                                E. Bradley Jones


   /s/ James L. Ross                              /s/ Robert D. Kunisch
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       James L. Ross                                  Robert D. Kunisch


   /s/ Elizabeth E. Bailey
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       Elizabeth E. Bailey                            James W. McGlothlin


   /s/ H. Furlong Baldwin                         /s/ Southwood J. Morcott
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       H. Furlong Baldwin                             Southwood J. Morcott


   /s/ Claude S. Brinegar                         /s/ Charles E. Rice
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       Claude S. Brinegar                             Charles E. Rice


   /s/ Robert S. Burrus, Jr.                      /s/ William C. Richardson
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       Robert L. Burrus, Jr.                          William C. Richardson


   /s/ Bruce C. Gottwald                          /s/ Frank S. Royal, M.D.
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       Bruce C. Gottwald                              Frank S. Royal, M.D.